SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]
Check  the  appropriate  box:
[X]   Preliminary  Proxy  Statement
[  ]   Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
14a-6(e)(2))

[  ]   Definitive  Proxy  Statement
[  ]   Definitive  Additional  Materials
[  ]   Soliciting  Material  Pursuant  to  240.14a-12

                         LOCATEPLUS HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]   No  fee  required.
[  ]   Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title  of  each  class of securities to which transaction applies:
       (2)    Aggregate  number  of  securities  to  which  transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed  maximum  aggregate  value  of  transaction:
       (5)    Total  fee  paid:
[  ]   Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)    Amount  Previously  Paid:
    (2)    Form,  Schedule  or  Registration  Statement  No.:
    (3)    Filing  Party:
    (4)    Date  Filed:

                                                [GRAPHIC OMITED]


Dear  LocatePLUS  Holdings  Corporation  Stockholder:

We are communicating with you at this time to obtain your Written Consent (a) to change the composition of our Board of Directors and (b) to increase our authorized shares of Common stock from 25,000,000 to 50,000,000.

On October 2, 2008 our Board of Directors increased the number of Directors to nine and elected Dr. Christian Williamson and Richard Pyle as additional Directors. On November 3, 2008 our Board of Directors elected Dr. Christian Williamson as ChairmanThe Board also voted to reduce the number of Directors to seven and to re-constitute the Board to consist of the following individuals, each to serve for a one year term and until a successor is elected and qualifies:

          Christian Williamson
          Richard Pyle
          David Skerrett
          Ralph Caruso
          Patrick Murphy
          James Ahearn
          George Isaac

From an operational perspective, we continue to experience one of the strongest periods in LocatePLUS' history. However, we continue to have to deal with a significant challenge. The Company needs to explore all options to pay off debt that was accumulated in prior years. We continue to be in technical default on debt to our primary secured debt holder. Our discussions with this creditor lead us to believe that they may be willing to forego a foreclosure on all of the Company's assets if they can convert all their debt to equity. However, we do not have adequate shares authorized to allow them to convert the debt. For this reason, the Board voted on November 3, 2008 that the Company amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000.

Both these proposals require the written consent of holders of a majority of the Company's Common Stock before they can be implemented.

The Board and I feel it is in the best interest of our stockholders to make these changes in the Board and to increase the authorized shares.

Enclosed with this communication as Appendix B is a Written Consent of a Majority of Stockholders to both of the proposals. We recommend that you sign this Consent and return it to us.

YOUR CONSENT IS IMPORTANT, AND WE ENCOURAGE YOU TO SEND IN YOUR CONSENT AS SOON AS POSSIBLE. I urge you to read the enclosed Statement carefully, and to grant your consent on each of the matters by signing and returning the Written Consent in the envelope provided.

If  you have any questions, we can be reached through the Company's main number,
(978)  921-2727.

Best  regards,


Christian Williamson                            James C. Fields
Chairman                              Chief Executive Officer and President

Beverly, Massachusetts
November 18, 2008

                                TABLE OF CONTENTS
                                -----------------


Questions  and  Answers  about  the  Written Consent . . . . . . . . . . . . . 1

Interests  of  Certain  Persons  in  Matters  to  be  Acted  Upon. . . . . . . 3

Security  Ownership  of  Certain  Beneficial  Owners  and  Management. . . . . 3

Certain  Relationships  and  Related  Transactions . . . . . . . . . . . . . . 3

PROPOSAL  NO.  1:     Change in Number and Electionof the Board
                      of Directors of LocatePLUS Holdings Corporation. . . . . 4

Executive  Compensation . . . . . . . . . . . . .  . . . . . . . . . . . . . . 7

Equity  Compensation  Plans . . . . . . . . . . .  . . . . . . . . . . . . . . 9

Section  16(a)  Beneficial  Ownership  Reporting  Compliance . . . . . . . . . 9

PROPOSAL  NO. 2:     Amendment of the Corporation's Second Amended
                     and Restated Certificate of Incorporation to
                     Increase the Number of Authorized Shares of the
                     Corporation's Common Stock from 25,000,000 Shares
                     to 50,000,000 Shares. . .  . . . . . . . . . . . . . . . 11

Incorporation  of  Documents  by  Reference. . . . . . . . . . . . . . . . . .13

APPENDIX  A:     Proposed Certificate of Amendment to the
                 Company's Second Amended and Restated
                 Certificate of Incorporation      . . . . . . . . . . . . . .14

APPENDIX  B:     Written Consent of a Majority of Stockholders . . . . . . . .15

                                                [GRAPHIC OMITED]


                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727


                                 STATEMENT




                  GENERAL INFORMATION ABOUT THE WRITTEN CONSENT

A copy of this Statement must be furnished to each stockholder of record as of the Record Date, October 31, 2008 in order to for Proposal No. 1 and Proposal 2 described below to be approved by the stockholders. The Board of Directors has already approved each of the Proposals. The Board of Directors is soliciting Written Consents of a Majority of Stockholders in the form enclosed as Appendix B to this Statement (a "Written Consent") from the stockholders of the Company. Under Delaware law and applicable securities laws if these procedures are observed it is not necessary to hold a meeting of stockholders to approve the Proposals. Written Consents must be obtained from stockholders holding fifty one percent (51%) or more of the Common Stock of the Company

This Statement is dated November 18, 2008 and was first furnished to our stockholders on that date.


WHY  ARE  YOU  RECEIVING  THE STATEMENT?
We are providing the Statement to you because the Company's Board of Directors is soliciting holders of the Company's Common Stock to provide Written Consents. The Corporations' records indicate that you were a holder of shares of the Common Stock of the Company as of the close of business on November 18, 2008, the Record Date.

WHO  IS  ENTITLED  TO  CONSENT?
Only stockholders of record at the close of business on the Record Date, November 18, 2008, are entitled to consent. All stockholders are entitled to consent with respect to both Proposals. As of October 31,2008, 17,177,691 shares of Common Stock were issued and outstanding, and held by 441 holders of record. Each share of Common Stock is entitled one vote per share.

HOW  CAN  YOU  CONSENT?
You can sign and return your Written Consent to us. If you sign and return your Consent but no indication is given as to how to vote your shares as to the Proposals, your shares will be voted "FOR" the Proposals. if your shares are held in the name of your broker, bank or other nominee, you must obtain and send back to us a SIGNED Written Consent from your nominee on your behalf.

WHAT  CONSENT  IS  REQUIRED  TO  APPROVE  THE  PROPOSALS?
The affirmative vote of a majority of the outstanding Common Stock of the Company is required to approve each of the Proposals. Brokers holding shares in their name will not be permitted to consent to the Proposals without instruction from the beneficial owner of the shares.

ARE  THERE  ANY  DISSENTER'S  RIGHTS  OF  APPRAISAL?
No. Under applicable provisions of the Delaware General Corporation Law, the matters outlined in the Proposals do not give rise to dissenters' rights of appraisal, whether or not stockholders approve of or disapprove of the matters being presented.

WHO  IS  SOLICITING  THE  CONSENT?
The Board of Directors of the Company is soliciting your vote. The Company will bear the entire cost of preparing, assembling, printing and mailing this Statement, the enclosed Written Consent and any additional material which may be furnished to stockholders. Further solicitation of Written Consents may be made by telephone or other communication. Brokers, custodians and fiduciaries in whose names Common Stock is held will be requested to forward soliciting material to the beneficial owners of such stock and the Company will reimburse them for this service. The Company may retain the services of a solicitor if such services are deemed necessary. If necessary, the cost of such soliciting services should not exceed
$15,000.00

CAN STOCKHOLDERS TAKE ACTION ON MATTERS OTHER THAN THOSE SET FORTH IN THE STATEMENT AND WRITTEN CONSENT?
No, the Written Consent covers only the Proposals. Any other stockholder consent or action must be taken by other means

WHAT IS THE BOARD'S RECOMMENDATION REGARDING THE PROPOSALS INCLUDED IN THIS STATEMENT?
The Board recommends that you APPROVE the Proposals and sign and send in the Written Consent.

WHAT IF I DON'T CONSENT?
You do not need to send anything. The Proposals will be adopted only if Written Consents from a majority of the Common Stock are received by the Company. If not enough Written Consents are received the Proposals will not be approved or implemented.

                                   *   *   *

                                  SPECIAL NOTE

IF TWO OR MORE STOCKHOLDERS SHARE AN ADDRESS, WE MAY SEND A SINGLE COPY OF THIS STATEMENT AND OTHER SOLICITING MATERIALS TO THE SHARED ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS SHARING THE ADDRESS. IF A SINGLE COPY HAS BEEN SENT TO MULTIPLE STOCKHOLDERS AT A SHARED
ADDRESS,  WE  WILL  DELIVER  A  SEPARATE WRITTEN STATEMENT  FOR EACH STOCKHOLDER
ENTITLED  TO  VOTE.  ADDITIONALLY,  WE  WILL  SEND  AN  ADDITIONAL  COPY OF THIS
STATEMENT AND ANY OTHER SOLICITING MATERIALS PROMPTLY UPON ORAL OR WRITTEN REQUEST TO MR. JAMES FIELDS BY ANY STOCKHOLDER.


                           FORWARD-LOOKING STATEMENTS

THIS  STATEMENT  CONTAINS  "FORWARD-LOOKING  STATEMENTS"  WITHIN  THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT INFORMATION AND EXPECTATIONS AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE BUT ARE NOT LIMITED TO, OUR ABILITY TO RECEIVE APPROVAL FROM OUR STOCKHOLDERS CONCERNING THE PROPOSALS PRESENTED HEREIN, UNCERTAINTIES RELATING TO OUR ABILITY TO SUCCESSFULLY COMPETE IN OUR INDUSTRY, UNCERTAINTIES REGARDING OUR ABILITY TO OBTAIN FINANCIAL AND OTHER RESOURCES FOR OUR PRODUCT DEVELOPMENT AND COMMERCIAL ACTIVITIES, AND UNCERTAINTIES RELATING TO PRIVACY REGULATIONS. THESE FACTORS, AND OTHERS, ARE DISCUSSED FROM TIME TO TIME IN THE CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD NOT PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY ARE MADE. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY ARE MADE. FURTHER DISCUSSION OF RISK FACTORS IS ALSO AVAILABLE IN OUR QUARTERLY AND ANNUAL REPORTS AND OUR REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of the Company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, including ownership of shares or otherwise, in any matter to be acted upon.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the close of business on October 31, 2008, there were 22,845,710 shares of Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase shares of Common Stock (including both vested and unvested options) outstanding on that date. Of these, 2,740,714 issued shares and 717,500 options, warrants, and convertible shares were owned by officers, directors and over 5% stockholders.

     The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on October 31, 2008, by:
           -Each  of  our  directors;
           -Each  of  our  executive  officers;
           -Each person known to us to beneficially own more than 5% of either class of our common  stock;  and
           -All  of  our  directors  and  executive  officers  as  a  group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock underlying options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of October
31, 2008 are deemed outstanding, while such shares are not deemed outstanding for computing percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares shown as beneficially owned by such stockholder. Each of our directors and executive officers can be contacted at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

                                   NUMBER OF SHARES          PERCENTAGE
BENEFICIAL OWNER                   BENEFICIALLY OWNED          OF CLASS
--------------------------         ------------------          --------
Directors
JAMES C. FIELDS                            978,705(1)              4.2%
CHRISTIAN T. WILLIAMSON                    858,880                 3.8%
SONIA P. BEJJANI                            92,508(2)                 *
RICHARD L. PYLE                             57,182                    *
RALPH CARUSO                                22,944                    *
DAVID SKERRETT                               1,995(3)                 *
JON R. LATORELLA                                 -                    *
PAUL DEROCHE                                     -                    *

5%  or  More  Shareholders

SPECIAL  SITUATION  FUNDS
153  E.  53rd  Street
55th  Floor
New York, NY  10022                      1,410,000(4)              6.1%
All directors and executive
officers as a group (10 persons)         3,422,214(5)             14.5%
___________________________
*     Less  than  one  percent  of  outstanding  shares.
(1) Includes 20,000 shares upon exercise of a fully vested stock options at $0.50 that expire 1/2/2015 and 200,000 shares upon exercise of a fully vested stock options at $0.115 that expire 11/8/2008.
(2) Includes 90,000 shares issuable upon exercise of fully vested stock options, with an average exercise price of $26.16 per share.
(3) Consists of 225 held in IRA and 1,770 in trusts for which he is the custodian.
(4) Includes 505,000 shares and 200,000 shares issuable upon the exercise of warrants with an exercise price of $7.50 per share held by Special Situations Fund III, L.P. and 505,000 shares 200,000 shares issuable upon the exercise of warrants with an exercise price of $7.50 per share held by Special Situations Private Equity Fund, L.P.
(5) Includes 717,500 shares issuable upon the exercise of options and warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 17, 2002, the Board of Directors adopted our Interested Parties Transaction Policy, pursuant to which the Company will not enter into any agreement, arrangement or understanding with any director, officer, or 5% or greater stockholder of unless (i) the terms of such agreement, arrangement or understanding are consistent with the terms of equivalent agreements or arrangements that the Company could obtain from third parties; and (ii) the agreement, arrangement or understanding is fair to the Company.

THIS STATEMENT CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISIONS ARE MADE WITH RESPECT TO THE PROPOSALS CONTAINED HEREIN. YOU ARE STRONGLY URGED TO READ THIS STATEMENT IN ITS ENTIRETY AS WELL AS THE
APPENDIX  AND  THE  DOCUMENTS  INCORPORATED  BY  REFERENCE  IN  THIS  STATEMENT.

                                 PROPOSAL NO. 1
                                 --------------
                             ELECTION OF DIRECTORS

Presently our Board of Directors consists of eight persons: Christian Williamson, Chairman, James Fields, President, Jon Latorella, Sonja Benjani, David Skerrett, Ralph Caruso and Richard Pyle. Messrs. Willliamson and Pyle had been elected to the Board by vote of Board members October 2, 2008. A ninth Director, Ralph Nagle, resigned effective November 3, 2008.

At a Board meeting on November 3, 2008 the Directors debated the current difficult situation in which the Company finds itself and resolved to make some changes in the composition of the Board to add individuals who have been active in proposing changes in the direction of the Company and an improvement in its capital structure. Our By-laws provide that the Board of Directors has discretion to increase or decrease the number of Directors and to appoint new directors subject to certain limitations requiring stockholder consent. On November 3, 2008 the Board of Directors voted to fix the number of Directors at seven and voted to propose the following individuals to serve as Directors subject to stockholder consent, each for a one-year term and until his successor shall be elected and qualify:

Dr.  Christian  T.  Williamson
Richard  L.  Pyle
David  Skerrett
Ralph  Caruso
Patrick  F.  Murphy
James  Ahern
George  G.  Isaac

The Board of Directors knows of no reason why any of the Board nominees will be unable to serve their full terms. The Board of Directors may appoint Directors to fill vacancies in the event that one or more Directors leave the Board of Directors or in the event that the size of the Board of Directors is increased.

NOMINEES  FOR  THE  BOARD  OF  DIRECTORS

The Company's Board of Directors has nominated the following persons for election as Directors of the Company. All the nominees with the exception of
Messrs.  Isaac,  Murphy  and  Russo   and   are  currently  members  of  the
Company's  Board  of  Directors.

CHRISTIAN  T.  WILLIAMSON, Ph.D., 35, Chairman of the Board, is  currently  Vice
President of Global Market Strategies at Trojan Technologies a subsidiary of Danaher Corporation, a $10 Billion industrial conglomerate which operates within multiple platforms including water treatment. Dr. Williamson joined Trojan in 2001 through the acquisition of Advanced UV Solutions and was promoted to Vice-President, Global Market Strategies in January 2008 - Executive Team Member. Prior to that, Dr. Williamson was Managing Director, Environmental Contaminant Treatment since 2001 in Trojan. Prior to that Dr. Williamson was Managing Partner for Advanced UV Solutions, LLP, a "spin-off" of the consulting firm Hydro Geo Chem, Inc. The main goal of AUVS was to liquidate the asset for Hydro Geo Chem through the sale of the AUVS Company. Dr. Williamson holds a B.S. in Engineering Mathematics and a Doctorate in Hydrology with an emphasis in Systems Engineering from The University of Arizona.

RICHARD L. PYLE, Ph.D., 64, Director, holds a bachelors in physics, an MBA, and a doctorate in business. He is a former professor of management in the University of Massachusetts system. In addition to an academic and theoretical perspective on business management, he also brings years of management experience across a broad range of manufacturing industries. In particular, he brings the sales / manufacturing / distribution perspective and experience of being an owner/manager of a sales and marketing related business. He also provides consulting services to other businesses and is a commercial real estate investor and property manager. Dr. Pyle also enjoys philanthropic work and public service. The focus of his charitable work has been with children, youth, and in higher education. Dr. Pyle has been the CEO of Continental Consolidated, Inc. of Worcester, MA. since January 1993

DAVID SKERRETT, 57, has been Vice President of the Middlesex Corporation for 23 years. Middlesex Corporation is in the top 400 heavy civil construction companies in the nation with $140 million in revenue. Mr. Skerrett holds a Bachelor of Engineering from College of Technology. Mr. Skerrett is currently a member of the Board of Directors and is being nominated to serve an additional one year term.

RALPH CARUSO 57, is the founder and President of Caruso Companies, a conglomerate involved in many facets of industrial construction that has been in business for over 25 years. Mr. Caruso is currently a member of the Board of Directors and is being nominated to serve an additional two year term.

PATRICK F. MURPHY, J.D.,55, Nominee for Director, is the Chairman of the Pulsar Network, Inc. Board of Directors. A graduate of the Harvard Law School practicing in Massachusetts, he also provides consulting services to growing businesses. He is familiar with government relations, public relations, and has experience in developing resources and assets. Prior to his career in law he was a manager at a prominent social service agency and handled personnel and operation issues in a crisis-based environment. For the past ten (10) years since September of 1998, Mr. Murphy has been an attorney for the Commonwealth of Massachusetts Department of Mental Retardation. Mr. Murphy beneficially owns no shares of the Common Stock of the Company. The business address of Mr. Murphy is 68 N. Main St. Ste. 101 Carver, MA 02330.

JAMES AHERN, 68, nominee for Director, is the COO of the Tracy Group, a Casino Management and Development Company. The Tracy Group focuses on work-out strategies, development of management and marketing strategies, and ground-up development for a variety of clients. Prior to joining the Tracy Group, Mr. Ahearn had extensive experience in executive management in a variety of areas including 30 years experience with the Federal Bureau of Investigation where he was nominated by the Director of the FBI for the highest award for executive service in the U.S. Department of Justice. Mr. Ahearn recently served on the Board of Directors, and acted as a consultant to Trackpower, Inc., a company operating two race tracks/casinos in New York State. He has held gaming licenses in New York, Arizona, Oregon and Washington, as well as the National Indian Gaming Commission.

GEORGE G. ISAAC, CPA , 63, Nominee for Director, is a Massachusetts Certified Public Accountant and is affiliated with Massachusetts Board of Certified Public Accountants and the American Institute of Certified Public Accountants. He is well experienced in all areas of financial management having practiced as a CPA for 25 years within a financial career that reaches back nearly 40 years. His experience includes management, business consulting, budgeting, managerial accounting, risk management, internal controls, tax advice and preparation, financial planning and reporting, audit functions, banking functions, and all treasury functions including SEC compliance. Specifically, his current practice involves services as a consulting CFO. In the past he has served as CFO for a publicly traded company, a managing partner of a public accounting firm, has managed a commercial office building. As a board member of a community bank and a publicly traded company he has served as a member and is familiar with the functioning of board audit committees, executive committees, and compensation committees. His experience includes the negotiation of significant expansion and growth credit availability but also downsizing to maintain profitability where necessary. He is proficient in Russian and German. For the past five years Mr. Isaac has served as a consulting Chief Financial Officer for several closely businesses in Massachusetts with responsibility for all financial planning and reporting, tax preparation, banking and related treasury functions for each of his clients. The business address of Mr. Isaac is 36 Whisper Drive Worcester, MA 01609.

The Nominees will not receive any compensation from the Company or any of its affiliates in connection with this Written Consent solicitation. If elected, the nominees will be entitled to such compensation from the Company as is consistent with the Company's past practice for non-employee directors, which is described in this Statement

Except as disclosed in this Statement, (i) no nominee or any associate of a nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding, and (ii) there is no event that occurred during the past five years with respect to any of the nominees that is required to be described under Item 401(f) of Regulation S-K. The information in this Proxy Statement regarding a particular nominee has been furnished to the Company by such nominee.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF LOCATEPLUS HOLDINGS CORPORATION (PROPOSAL NO. 1)

             BOARD OF DIRECTOR MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors met 19 times during 2007. Each of the directors attended at least 75% of the aggregate of (I) the total number of Board of Directors (held during the period for which he or she has been a director); and (II) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

The Board of Directors has established two committees: the Audit Committee and the Compensation Committee. The Board of Directors has not established a standing nominating committee.

AUDIT  COMMITTEE

Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of our independent auditors, reviews the scope of the audit services provided by our independent accountants, and reviews our accounting practices and internal accounting controls. The Audit Committee is comprised of Messrs DeRoche and Skerrett. We believe that the Audit Committee is "independent" as defined by currently applicable National Association of Securities Dealers, Inc. regulations. Mr. DeRoche serves as the Chairman of the Audit Committee. Our Board has determined that Mr. DeRoche is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission.

There is one vacancy on the Audit Committee. The Board of Directors is attempting to identity appropriate nominees for the Board of Directors who would be willing to serve on the Corporation's Board of Directors and who would be deemed "independent" in accordance with applicable regulations to fill that vacancy.

COMPENSATION  COMMITTEE

Pursuant to its written charter, the Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of key employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our 1999 Stock Option Plan and our 2003 Stock Plan, as well as other employee benefits plans that we may adopt from time to time

COMMITTEE  REPORTS

Notwithstanding anything to the contrary, any report of the Compensation Committee or the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The reports of the Audit Committee and the Compensation Committee are attached as Appendix A and Appendix B, respectively to the definitive Proxy Statement of the Company for the 2008 Annual Meeting filed with the U.S. Securities and Exchange Commission on July 29, 2008. See www.sec.gov.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE

The following table summarizes the compensation for the last three fiscal years of the Corporation's Chief Executive Officer and all other executive officers whose annual compensation for the last three fiscal years exceeded $100,000:



NAME AND                                                           OPTIONS      ALL OTHER
PRINCIPAL                        SALARY    BONUS     SEVERANCE      AWARDS     COMPENSATION
POSITION                  YEAR    ($)       ($)         ($)        (shares)         ($)          TOTALS
------------------------  ----  --------  --------  -----------  -----------  --------------   ----------
JON R. LATORELLA . . . .  2007    60,215         -           -            -        15,000(2)      321,215
                          ----  --------  --------  -----------  -----------  --------------   ----------
Former Chairman. . . . .  2006   231,468   325,000    250,000             -        15,000(2)      571,468
Former CEO                2005   232,727         -          -             -        13,200(2)      247,727

JAMES C. FIELDS(3) . . .  2007   212,631         -          -       600,000(1)     13,200(5)      225,831
President & CEO           2006   142,690         -          -            -         13,200(5)      155,890
Acting CFO, Secretary .   2005   142,893         -          -            -         13,200(5)      156,093



(1) On November 8, 2007, Mr. Fields was issued stock options to purchase 600,000 shares of our Common Stock with an exercise price of $0.11 per share.

(2) Mr. Latorella and his family are allowed use of company vehicles, the value of which is approximately $1,100 per month to Mr. Latorella.

(3) Mr. Fields commenced his employment with us in 2001. Mr. Fields became an executive officer with the Company on March 31, 2003.

(4) On May 19, 2004, Mr. Fields was granted incentive stock options to purchase 600,000 shares of Common Stock with an exercise of $0.11 per share.

(5) Beginning in April 2004, Mr. Fields was allowed the use of a company-leased vehicle, the value of which is approximately $1,100 per month.


In March 2007, Mr. Latorella resigned from the position of President and CEO. Mr. Latorella remains the Chairman of the Board.

In May 2007, Mr. Fields was elected by the Board of Directors to the position of President and CEO. Mr. Fields remains the Acting CFO.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


                                          OPTION AWARDS

                                        Number Of Secu-
                                       rities Underlying
                                          Options/SARs      Option Exercise     Option
                                            Granted              Price         Expiration
Name                                          (#)               ($/Sh)           Date
-------------------------------------  -------------------  ----------------  -----------
Jon R. Latorella                                  35,000              12.50      12/18/08
Former Chairman                                   50,000              12.50      12/18/08
Former CEO                                       100,000              50.00      12/18/08
                                                  20,000              75.00      05/19/09
                                                  50,000              19.50      05/19/09
                                                  20,000              10.00      11/03/08
                                                 240,000               0.50      12/29/09

James C. Fields                                  600,000               0.11      11/08/17
President & CEO                                   10,000              10.00      06/01/11
Acting Chief Financial Officer                    10,000               7.50      03/28/13
Secretary                                         15,000              12.50      12/18/13
                                                  20,000              19.50      05/19/14
                                                  20,000               0.50      12/29/14

(1) All options issued to Mr. Latorella expire five years from issue date. As such, the issue date is five years prior to expiration and all options were immediately vested upon issue.
(2) All options issued to Mr. Fields expire ten years from issue date. As such, the issue date is ten years prior to expiration. With the exception of the 10,000 share grant issued 6/1/2001 which vested 25% per year on its anniversary, all options were immediately vested upon issue.

In March 2007, Mr. Latorella resigned from the position of President and CEO. Mr. Latorella remains the Chairman of the Board.

In May 2007, Mr. Fields was elected by the Board of Directors to the position of President and CEO. Mr. Fields remains the Acting CFO.

                           EQUITY COMPENSATION PLANS

1999 STOCK OPTION PLAN

On November 16, 1999, the Board of Directors approved the Incentive and Non-Qualified Stock Option Plan as amended (the "1999 Plan"). Under the terms of the 1999 Plan, the Company is authorized to grant incentive and nonqualified stock options to purchase shares of common stock to its employees, officers and directors, and consultants or advisors. The Board of Directors administers the Plan. A maximum of 15,000,000, shares, or 300,000 after adjusting for the reverse split, of Class A Voting Common Stock has been approved for issuance under the 1999 Plan of which 6,061 post split shares are available for grant at December 31, 2007. The options are not transferable except by will or domestic relations order.


2003 STOCK OPTION PLAN

On March 28, 2003, the Board of Directors approved the Incentive and Non-Qualified Stock Option Plan (the "2003 Plan") which was approved by the stockholders at the May 29, 2003 annual meeting. Under the terms of the 2003 Plan, the Company is authorized to grant incentive and nonqualified stock options to purchase shares of common stock to its employees, officers and directors, and consultants or advisors. The Board of Directors administers the 2003 Plan. A maximum of 25,000,000 shares, or 500,000 after adjusting for the reverse split, of Class A Voting Common Stock and 25,000,000 shares, or 500,000 after adjusting for the reverse split, of Class B Non-Voting Common Stock, or a combined total of 1,000,000 post split shares have been approved for issuance under the 2003 Plan of which 486,000 are available for grant at December 31, 2007. The options are not transferable except by will or domestic relations order.

PLANS NOT APPROVED BY SECURITY HOLDERS

From time to time, we have issued options or warrants to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for services or other consideration provided to us. These issuances have not been made pursuant to a formal policy or plan, but instead are issued with such terms and conditions as may be determined by our Board of Directors from time to time. Generally, our stockholders have not approved or disapproved these issuances.

SECURITIES  AUTHORIZED  FOR  ISSUANCE  UNDER  EQUITY  COMPENSATION  PLANS

     The following table reflects equity compensation granted or issued by us as of December 31, 2007, to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for consideration in the form of goods or services.

                          -              -            NUMBER
                      NUMBER OF       WEIGHTED    OF SECURITIES
                    SECURITIES TO     -AVERAGE      REMAINING
                      BE ISSUED       EXERCISE    AVAILABLE FOR
                    UPON EXERCISE     PRICE OF        FUTURE
                    OF OUTSTANDING  OUTSTANDING      ISSUANCE
                       OPTIONS,       OPTIONS,     UNDER EQUITY
                       WARRANTS       WARRANTS     COMPENSATION
PLAN CATEGORY         AND RIGHTS     AND RIGHTS      PLANS(1)
------------------  --------------  ------------  --------------
EQUITY
COMPENSATION
PLANS
APPROVED BY
SECURITY HOLDERS:
------------------  --------------  ------------  --------------
Common Stock            699,976       $30.54            491,221

------------------  --------------  ------------  --------------
EQUITY
COMPENSATION
PLANS NOT
APPROVED BY
SECURITY HOLDERS:
------------------  --------------  ------------  --------------
Common Stock          3,088,342        $6.55            N/A

------------------  --------------  ------------  --------------
TOTAL:
------------------  --------------  ------------  --------------
Common Stock          3,788,318       $10.98            N/A
------------------  --------------  ------------  --------------

________________________________
(1) Excludes securities reflected in column titled "Number of securities to be issued upon exercise of outstanding options, warrants and rights."

401(K) PLAN

We sponsor a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code, which covers substantially all of our employees. We may make discretionary matching contributions up to 1% of annual employee contributions. Employees are eligible to participate in the 401(k) Plan after one year of service. Our matching contributions vest ratably over a five-year period. We pay the administrative expenses of this plan.

DIRECTOR COMPENSATION
                    Fees Earned or      Total
     Name            Paid in Cash         $
-------------      ----------------    -------
Ralph Caruso             33,381         33,381
David Skerrett           33,381         33,381
Chris Romeo              33,381         33,381
Mike Ryan                33,381         33,381

Compensation to independent members of the Board for services rendered during 2006 and through 2007 have been distributed in 2007. Compensation for services rendered in 2008 will be paid in 2009.

SECTION 16 COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required to furnish us with copies of all forms they file pursuant to Section 16(a).

     Except as set forth in the preceding paragraph, and based solely on review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required, to our knowledge, all such persons complied with all of the Section 16(a) filing requirements applicable to them with respect to 2007.
                                     * * *

                                 PROPOSAL NO. 2
                                 --------------
     TO AMEND THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S
           COMMON STOCK FROM 25,000,000 SHARES TO 50,000,000 SHARES

The Board of Directors proposes to amend the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 25,000,000 shares to 100,000,000 shares (the "Share Increase"). This proposal will become effective when (a) stockholders of record holding a majority of the 22,845,710 outstanding shares of Common Stock on the Record Date, November 18, 2008, have signed Written Consents to the amendment and (b) the Company has filed a Certificate of Amendment with the Secretary of State of the State of Delaware in the form attached as Appendix Ato this Statement.

REASONS  TO  INCREASE  THE  AUTHORIZED  SHARES  OF  COMMON  STOCK

We recommend an increase in the number of authorized shares of Common Stock because the Company is in technical default on its debt to YA Global, the primary secured debt holder. One remedy available to the holder of this debt is foreclosure on all of the Company's assets. The Company wishes to avoid foreclosure by allowing the creditor to convert the debt into equity based on the terms of the note. The Company currently does not have adequate shares authorized to allow the holder to fully convert this debt into equity.

As of the close of business on October 31, 2008, we had 22,845,710 shares of Common Stock issued and outstanding.The Company owes $2,780,270 to YA Global under a convertible note requiring a monthly interest payment of 8.5% and coming due in full on March 13, 2010.

The terms of the note allow the creditor to convert the principal amount into shares at $0.314 per share. However upon default, the holder of the note may convert at the lower of $0.314 or 80% of the lowest daily Volume Weighted Average Price ("VWAP") of the Common Stock during the fifteen (15) consecutive Trading Days immediately preceding the applicable Installment Date. At November 11, 2008, the VWAP was $0.0117, which would have allowed payments to be converted at $0.01.

To fully satisfy the remaining balance would require 8,854,363 shares at the $0.314 conversion rate and 278,027,000 shares at the lower default conversion rate.

Adoption of the proposed amendment to our Second Amended and Restated Certificate of Incorporation and the issuance of Common Stock upon conversion of the outstanding debt would dilute of the earnings per share and voting rights of current stockholders. On the other hand, increasing the authorized shares would cure the default under the YA Global indebtedness and allow YA Global to convert the debt to equity at the lower rate. Failure to comply with this conversion requirement has put the Company in default and could cause YA Global to commence a bankruptcy proceeding against the Company which could entirely wipe out the existing Common stock equity. Neither the Board not the Company can make any representations at this time as to the intentions of YA Global. But the Board is optimistic that if this Proposal is adopted YA Global will regard our initiative in a positive light and will elect to convert much if not all of its indebtedness to equity in the Company.

The Board has extensively debated the pros and cons of increasing the authorized shares. The Board is sensitive to the desire of the stockholders to preserve their equity position in a Company which the Board believes is seriously undervalued in the marketplace. The conversion of the indebtedness to Common Stock upon the increase in authorized shares would improve the Company's earnings and increase its cash flow, thus potentially allowing for an increase in its stock price and the equity value for current stockholders. The Board believes that this solution, while not without risk, presents the best alternative available for preserving the Company for its stockholders

REQUIRED  VOTE

Approval of this proposal requires that holders of a majority of common stock sign the Written Consent

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE SHARE INCREASE PROPOSAL (PROPOSAL NO. 2).

                    ADDITIONAL PROPOSALS

The Written Consent attached as Appendix B contains two additional proposals of a "housekeeping" nature: (a) to ratify all actions taken and things done by the Board of Directors and the officers of the Corporation since October 31, 2008 and (b) that the officers of the Corporation are authorized to execute and deliver all such certificates, instruments and documents, make all such payments, make all such filings, and do all such other acts and things as in their opinion, or in the opinion of any one of them, may be necessary or appropriate in order to carry out the intent and purposes of the foregoing proposals

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO PROPOSAL NUMBERS 3 AND 4.

                           INCORPORATION BY REFERENCE

Our financial statements and management's discussion and analysis and results of operations set forth in our Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on April 10, 2008, and Form 10-QSB for the period ended March 31, 2008 and as filed with the Securities and Exchange Commission on May 14, 2008, are incorporated herein by reference. Copies of these reports are being provided with this proxy statement. The Corporation will also make additional copies of these documents available upon written request at the Corporation's headquarters.

The reports of the Audit Committee and the Compensation Committee are attached as Appendix A and Appendix B, respectively, to the definitive Proxy Statement of the Company for its 2008 Annual Meeting as filed with the U.S. Securities and Exchange Commission as explained below.

Copies of each of these documents, and the Corporation's Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on April 10, 2008, and Form 10-QSB for the period ended March 31, 2008 and as filed with the Securities and Exchange Commission on May 14, 2008, may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of these documents may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Corporation will also make copies of these documents available upon written request at the Corporation's headquarters.


By  Order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,



James C. Fields
Chief Executive Officer and President

November 18, 2008

                                                                      Appendix A

                          CERTIFICATE OF AMENDMENT OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                        LOCATEPLUS HOLDINGS CORPORATION


  LocatePLUS Holdings Corporation (the "Company"), a corporation organized under the laws of the State of Delaware, DOES HEREBY CERTIFY:

First: That, at a meeting of the Board of Directors of the Company, the Board of Directors of the Company (i) adopted resolutions proposing an amendment to the Second Amended and Restated Certificate of Incorporation of the Company to (a) increase the number of shares authorized for issuance by the Company from 25,000,000 shares to 50,000,000; (ii) declaring said amendments to be advisable; and (iii) calling for the submission of such amendments to the stockholders of the Company for consideration thereof.

Second: That, in accordance with Section 211 of the General Corporation Law of the State of Delaware, the holders of a majority of the outstanding capital stock of the Company required to amend said Certificate to approve such amendment. Pursuant to said vote, Article Fourth of the Company's Second Amended and Restated Certificate of Incorporation is hereby further amended by deleting the existing Article Fourth, and replacing it in its entirety with the following:

                 FIRST: The total number of shares of all classes of stock which the Company shall have authority to issue is Fifty Million (50,000,000) shares consisting entirely of shares of Common Stock, $0.01 par value per share(the "Common Stock").

Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth:    That this Certificate of Amendment of the Second Amended and
           Restated Certificate of Incorporation of the Company shall be effective upon its filing with the Secretary of State of the State of Delaware.


IN WITNESS WHEREOF, said LocatePLUS Holdings Corporation has caused this Certificate of Amendment to be signed by James C. Fields, its Chief Executive Officer and President, this ___ day of ____________, 2008


LOCATEPLUS HOLDINGS CORPORATION
By:
/s/ James C. Fields
James C. Fields, President and Chief Executive Officer

                                                                      Appendix B

                          FORM OF WRITTEN CONSENT
                 WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS
              IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS
                                     OF
                     LOCATE PLUS HOLDINGS CORPORATION
                           NOVEMBER _____, 2008

Pursuant to Sections 228 of the Delaware General Corporation Law and Section 13 of the Corporation's By-Laws, the undersigned, being a majority of the stockholders of LocatePLUS Holdings Corporation, a Delaware corporation (the "Corporation"), hereby consents to the following actions, which shall, for all purposes, constitute a written consent in lieu of special meeting of the Stockholders of the Corporation

    1. REDUCTION OF MEMBERS OF THE BOARD OF DIRECTORS TO SEVEN AND THE FOLLOWING DIRECTORS EACH BE APPOINTED FOR A ONE YEAR TERM

            RESOLVED: That the number of members of the Board of Directors be reduced to seven members and that the following individuals each be elected to a one year term:

                Christian Williamson
                Richard Pyle
                David Skerrett
                Ralph Caruso
                Patrick Murphy
                James Ahearn
                George Isaac

    2. AUTHORIZATION OF INCREASE OF AUTHORIZED SHARES FROM 25,000,000 TO 50,000,000

            RESOLVED: That subject to a written consent by a majority of shareholders, the number of authorized shares of this Corporation be increased from 25,000,000 to 50,000,000 shares

    3.  RATIFICATION

            RESOLVED: That all actions taken and things done by the Board of Directors and the officers of the Corporation since October 31, 2008 as the same appear of record or in the usual course of business to the date hereof, including (i) all transactions in the usual course of business; (ii) the payment of all fees and expenses incurred by or on behalf of the Corporation (iii) all actions and elections by the Board of Directors at all meetings, whether or not such meetings were properly called, whether or not the Board of Directors were properly elected and qualified, and whether or not such actions and elections were otherwise irregular; and (iv) all other actions taken by the Board of Directors in good faith and in the best reasonable belief that all such actions were or would be in the best interests of the Corporation, are hereby adopted, ratified and confirmed.

    4.  OMNIBUS

            RESOLVED: That the officers of the Corporation hereby are, and each of them singly hereby is, authorized to execute and deliver all such certificates, instruments and documents, make all such payments, make all such filings, and do all such other acts and things as in their opinion, or in the opinion of any one of them, may be necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.





             [Remainder of Page Intentionally Left Blank]

The undersigned further directs that this consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Stockholders.



Date:_______________________     By:__________________________________

Date:_______________________     By:__________________________________

Date:_______________________     By:__________________________________

Date:_______________________     By:__________________________________

Date:_______________________     By:__________________________________

Date:_______________________     By:__________________________________